Exhibit 10.1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUPPLY AGREEMENT

This SUPPLY AGREEMENT (the “Agreement”) is made and entered into as of the 1st day of February 2014 (the “Supply Agreement Effective Date”) by and between (i) AMAG PHARMACEUTICALS, INC., a Delaware corporation with its principal place of business at 1100 Winter Street, MA 02451, USA (“AMAG”), and (ii) TAKEDA PHARMACEUTICALS INTERNATIONAL GMBH, a company incorporated under the laws of Switzerland, with its principal place of business at Thurgauerstrasse 130,CH-8152 Glattpark-Opfikon (Zurich) (“Takeda”).  Takeda is an Affiliate of Takeda Pharmaceutical Company Limited, a company incorporated under the laws of Japan, with its principal place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka, 540-8645, Japan (“TPC”).  AMAG and Takeda are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, AMAG and TPC have entered into that certain License, Development and Commercialization Agreement, dated March 31, 2010, amended June 22, 2012 (the “License Agreement”), pursuant to which AMAG granted TPC certain rights to develop and commercialize AMAG’s proprietary product Feraheme® (ferumoxytol) Injection in the Licensed Territory;

WHEREAS, pursuant to Article 7 of the License Agreement, AMAG and TPC agreed that TPC would purchase Product from AMAG in finished form in unlabeled vials for commercial use pursuant to a separate supply agreement and quality agreement;

WHEREAS, AMAG and TPC have agreed pursuant to a letter agreement dated February 01, 2014 (the “Letter Agreement”) that AMAG will supply Takeda with such Product (and Takeda will purchase such Product) for use in accordance with the terms and conditions of the License Agreement and this Agreement;

WHEREAS, TPC, Takeda Canada, Inc. (an Affiliate of TPC) and AMAG are parties to that certain Quality Agreement, dated, for supply of the Product for Canada (the “Canada Quality Agreement”), and Takeda Global Research & Development Centre (Europe) Ltd., Takeda Italia Farmaceutici S.p.A. (now known as Takeda Italia S.p.A.) and Takeda, each an Affiliate of TPC, and AMAG are parties to that certain quality agreement, dated August 27, 2012, for supply of the Product for the European Union and Switzerland, as amended from time to time by the parties to such agreement (as amended, the “Technical Quality Agreement”); and

Whereas, the Parties desire to replace the Canadian Quality Agreement and the Technical Quality Agreement for all future purchases and supplies of Product made and effected according to this Agreement by a restated Quality Agreement (the “Restated Quality Agreement”) to be negotiated between the Parties in good faith and implemented in due course. It is hereby the Parties common understanding that the Restated Quality Agreement shall

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

generally contain the same allocation of rights and obligations to each Party as it is assigned in the Canadian Quality Agreement and/or the Technical Quality Agreement respectively; and

WHEREAS, AMAG and TPC have previously entered into an Interim Canadian Supply Agreement, dated March 22, 2012, and AMAG and Takeda have previously entered into an Interim Supply Agreement for the EU, dated August 9, 2012 and an Interim Supply Agreement for Switzerland, dated August 9, 2012 (collectively, the “Interim Agreements”), which shall apply to and govern the supply of Product under each such respective agreement (it being understood and agreed that this Agreement shall apply to and govern the purchase of Product from and after the Supply Agreement Effective Date for all countries in the Licensed Territory);

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below, Takeda and AMAG mutually agree as follows:

1.                                      DEFINITIONS.

Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement.  As used in this Agreement, the following capitalized terms shall have the following meanings:

1.1                               “Acceptance Tests” means those test methods as and to the extent set forth in the Restated Quality Agreement to be performed to determine that the Product supplied to Takeda conforms to the Drug Product Specifications.

1.2                               “Adjusted Cap” shall have the meaning set forth in Section 7.1(b).

1.3                               “AMAG Indemnitees” shall have the meaning set forth in Section 9.1(b).

1.4                               “[***]” shall have the meaning set forth in Section 7.6(a).

1.5                               “Baseline Materials Cost” shall have the meaning set forth in Section 7.1(b).

1.6                               “Business Day” means (a) any Day excluding Saturday, Sunday and all official national and local public holidays in either (i) New York City, New York, USA or (ii) Denmark and (b) solely with respect to the timing for delivery of Product hereunder, any Day excluding Saturday, Sunday and all official national and local public holidays in the respective country of the delivery location specified in the purchase order.

1.7                               “Capital Equipment” means any piece of equipment with an original cost in excess of [***] and a useful life of more than [***].

1.8                               “Change Control System” shall mean those certain processes for developing, evaluating and implementing changes to Product material and packaging specifications, packaging instructions, test methods, manufacturing and sampling instructions and manufacturing records as and to the extent set forth in the applicable Quality Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.9                               “Claims” shall have the meaning set forth in Section 9.1(a).

1.10                        “Commercial Supply Forecast” shall have the meaning set forth in Section 2.2.

1.11                        “Customized Reference Standard” means any non-compendial or not commercially available substance that has been shown by an extensive set of analytical tests to be authentic material of high purity, obtained from existing production material of high purity, or prepared by further purification of existing production material.  A list of Customized Reference Standards applicable to Acceptance Tests to be performed to determine that the Product supplied to Takeda conforms to the Drug Product Specifications is set forth in the Restated Quality Agreement.

1.12                        “Day” means calendar day.

1.13                        “Drug Product” means the Product in the form to be supplied to Takeda in accordance with this Agreement, including the Specifications.

1.14                        “Drug Product Intermediate” or “DPI” means ferumoxytol used in the production of Drug Product for supply to the European Union and Canada, and if applicable (that is, if a DPI is used for supply of Drug Product to the following countries), to Switzerland and other countries, in accordance with this Agreement, in each case, including the Specifications.

1.15                        “Drug Substance” means the Product in bulk form prior to being formulated and packaged in the form required for delivery to Takeda in accordance with this Agreement, including the Specifications.

1.16                        “DSS” or “Designated Second Source Supplier” means a Third Party manufacturer of the Drug Substance, Drug Product Intermediate and/or Drug Product as established in accordance with the License Agreement or pursuant to Section 6.2.

1.17                        “EMA” means the European Medicines Agency.

1.18                        “Extended Price Period” shall have the meaning set forth in Section 7.1(b).

1.19                        “Fully Burdened Manufacturing Cost” means the consolidated fully burdened cost incurred by AMAG in the Manufacture of Product, calculated in accordance with GAAP and with AMAG’s accounting practices applied on a normal and customary basis by AMAG consistent with its practices, which shall equal [***].

1.20                        “GAAP” means the generally accepted accounting principles in the United States.

1.21                        “Harmonization”, with a correlative meaning for “Harmonized”, means use of the manufacturing process approved by the EMA as of June 22, 2012 or at any time during the term of this Agreement to manufacture the Product for sale in the United States at the same manufacturing sites used to manufacture the Product for sale in the Licensed Territory, but

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

excluding analytical testing not required by the FDA for the Product approved for sale in the United States.

1.22                        “Harmonized Product” means any Product, manufactured according to the Harmonized manufacturing process, by AMAG, or on AMAG´s behalf by a DSS, intended for supply outside the Licensed Territory.

1.23                        “Indemnified Party” shall have the meaning set forth in Section 9.1(c).

1.24                        “Indemnifying Party” shall have the meaning set forth in Section 9.1(c).

1.25                        “Initial Price Period” shall have the meaning set forth in Section 7.1(a).

1.26                        “Insolvency Event” shall have the meaning set forth in Section 1.59 of the License Agreement.

1.27                        “Interim Product” shall have the meaning set forth in Section 2.8.

1.28                        “Insolvency Transfer Event” shall have the meaning set forth in Section 6.3(a).

1.29                        “License Agreement” shall have the meaning set forth in the Recitals.

1.30                        “License Agreement Effective Date” means March 31, 2010.

1.31                        “MAA” means an application to the appropriate Regulatory Authority for approval to market the Product (but excluding pricing approvals) in any particular jurisdiction.

1.32                        “Manufacturing Site” means the manufacturing facility of AMAG, its Affiliate or a DSS where Drug Substance, Drug Product Intermediate and/or Drug Product is Manufactured for the Licensed Territory.

1.33                        “Manufacturing SOPs” means, as to a Product, the specific methods, techniques, processes and standard operating procedures that are to be used by AMAG or a DSS to Manufacture Drug Product, Drug Product Intermediate and/or Drug Substance.

1.34                        “[***]” shall have the meaning set forth in Section 7.6(a).

1.35                        “Minimum Order Quantity” shall have the meaning set forth in Section 2.4.

1.36                        “MSDS” shall have the meaning set forth in Section 3.11.

1.37                        “New Product Configuration” shall have the meaning set forth in Section 2.7.

1.38                        “Non-Conformity” or “Non-Conforming” shall have the meaning set forth in Section 5(a).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.39                        “Party” or “Parties” shall have the meaning set forth in the introductory paragraph.

1.40                        “Process Changes” shall have the meaning set forth in Section 3.6(a).

1.41                        “Product” means any Product (as defined in the License Agreement) then being Developed or Commercialized under the License Agreement pursuant to the terms and conditions thereof, in finished form in unlabeled vials and/or such other presentation as agreed by the Parties.

1.42                        “Product Price” shall have the meaning set forth in Section 7.1.

1.43                        “Quality Agreements” shall have the meaning set forth in Section 3.1.

1.44                        “Quality Control Procedures” shall have the meaning set forth in Section 3.3.

1.45                        “[***] Materials Cost” shall have the meaning set forth in Section 7.1(b).

1.46                        “Required Sites” shall have the meaning set forth in Section 6.1.

1.47                        “Samples” means retained samples, reference samples and stability samples of the Product, as applicable.

1.48                        “Specifications” means, with respect to a particular regulatory jurisdiction in the Licensed Territory, upon MAA approval for such jurisdiction, the characteristics for Drug Substance, Drug Product Intermediate and Drug Product included in such MAA.  The Specifications as of the Supply Agreement Effective Date are set forth in the Restated Quality Agreement, and the Parties shall amend such Specifications from time to time upon any MAA approval in the Licensed Territory or amendment of any Specifications pursuant to Section 3.6.

1.49                        “Takeda Indemnitees” shall have the meaning set forth in Section 9.1(a).

2.                                      PURCHASE AND SUPPLY.

2.1                               Purchase and Supply Agreement.  During the term of this Agreement, Takeda agrees to buy, and AMAG agrees to sell, all of Takeda’s and its Affiliates’ and their respective sublicensees’ requirements of Product for commercial use under the License Agreement for the Licensed Territory, in accordance with the terms and conditions of this Agreement (including without limitation, the Quality Agreements, each of which shall be incorporated herein by reference whether or not attached hereto) and the License Agreement.  Takeda shall have the right to use Product ordered under this Agreement for clinical use; provided that (a) such Product shall be subject to all of the terms and conditions of this Agreement, including the Specifications applicable to commercial supply, and (b) if Takeda desires that AMAG supply Product to Takeda for clinical use that is different from the Drug Product that AMAG is then supplying for commercial use under this Agreement, the Parties will discuss in good faith and enter into, each

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in its sole discretion, a different arrangement governing such supply.  All Product supplied by or on behalf of AMAG under this Agreement will be supplied in finished form in unlabeled vials, or as otherwise agreed by the Parties.  Takeda shall be solely responsible for labeling and packaging such vials in accordance with the terms of this Agreement (including without limitation the Quality Agreements) and the License Agreement.

2.2                               Commercial Supply Forecasts.

(a)                                 On or before the Supply Agreement Effective Date, Takeda shall deliver to AMAG a detailed forecast of Takeda’s requirements for Product for commercial use to be delivered in each month of the [***] period beginning with the first full calendar month following the date on which such forecast is delivered to AMAG (a “Commercial Supply Forecast”).  Takeda shall thereafter provide an updated Commercial Supply Forecast on a monthly basis no later than five (5) Days before the end of each calendar month, so that prior to the beginning of each calendar month, AMAG shall have been provided with an updated rolling detailed Commercial Supply Forecast for each month during the subsequent [***] period.  Each such Commercial Supply Forecast shall be reasonably consistent with Takeda’s projected commercial sales of the Product in the Licensed Territory on a monthly basis.  The first [***] of each Commercial Supply Forecast will correspond to Product ordered in accordance with Section 2.4 prior to the delivery of such Commercial Supply Forecast.  The [***] of each Commercial Supply Forecast will be binding. The quantities indicated for the remaining [***]of each Commercial Supply Forecast will be treated as a forecast only and will not create any obligations for either Party, provided that the quantities set forth in the [***] month of any Commercial Supply Forecast may not exceed or be less than the quantity set forth for such [***] in the immediately prior Commercial Supply Forecast by [***], whichever is larger.  An illustration of the foregoing forecasting/ordering process is set forth in Exhibit B.

(b)                                 AMAG shall promptly notify Takeda of any problems of which AMAG becomes aware that could reasonably be expected to prevent AMAG from providing timely deliveries of Product in accordance with Takeda’s forecast amounts, and the Parties shall cooperate in resolving such problems relating to the Manufacture and supply of Product under this Agreement.

2.3                               Supply in Excess of Forecast.  Takeda may order Product for commercial use in excess of the binding portion of any Commercial Supply Forecast, and AMAG shall supply to Takeda up to [***] of such binding portion as ordered, rounded up to an integer multiple of the applicable Minimum Order Quantity.  If Takeda orders more than such amount, AMAG shall use Commercially Reasonable Efforts to supply such additional amounts ordered, subject to Section 2.6 and to the Parties’ agreement on any Capital Equipment acquisitions necessary to enable AMAG or its DSS to supply such additional amounts.

2.4                               Ordering.  All Product ordered under this Agreement shall be pursuant to written purchase orders, each of which shall specify the quantity of Product ordered and the requested delivery date.  Except for orders for the Interim Product, the minimum quantity of Product

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ordered in each purchase order for commercial supply shall be as set forth in Exhibit D (as applicable, the “Minimum Order Quantity”), unless agreed otherwise in writing by the Parties.  The quantity of Product ordered in each purchase order, other than orders for Interim Product, shall be a multiple of the applicable Minimum Order Quantity.  At the request of either Party, the Parties shall meet and discuss in good faith reasonable changes to the applicable Minimum Order Quantity in response to (i) changes to the Specifications or manufacturing process for a Product for the Licensed Territory, (ii) Product characteristics that are specific to the Product supplied for a particular regulatory jurisdiction in the Licensed Territory, or (iii) Takeda’s ability to market a Product with particular characteristics in additional regulatory jurisdictions in the Licensed Territory.  Except for purchase orders for Interim Product, Takeda shall submit each such purchase order to AMAG no later than [***] prior to the delivery date indicated in such purchase order.  Any purchase orders for Product submitted by Takeda will be governed exclusively by the terms contained herein and the License Agreement.  Any term or condition in any order, confirmation or other document furnished by Takeda or AMAG that is in any way inconsistent with the terms and conditions of this Agreement or the License Agreement is hereby expressly rejected, unless expressly agreed otherwise in writing by the Parties.  Within fifteen (15) Days after receipt of a purchase order placed in accordance with this Section 2.4, AMAG shall confirm or decline in writing such purchase order; provided, however, that AMAG may decline such purchase order only with respect to any quantities of the Product that are in excess of the permissible variance under Section 2.3.  AMAG will be deemed to have accepted any purchase order not confirmed or declined within such seven (7)-Day period.  All purchase orders confirmed by AMAG are binding and may not be cancelled unless otherwise agreed in writing by AMAG.

2.5                               Product Allocation Upon Insufficient Supply.  In addition to Takeda’s rights under Section 6.3(a)(ii) and (iii), if AMAG is unable, for any reason beyond its reasonable control (including an unanticipated increase in demand for the Product beyond the production capacity of the Manufacturing Sites), to supply sufficient quantities of the Product to meet (i) the binding portion of Takeda’s then-current Commercial Supply Forecast for the Licensed Territory and (ii) AMAG’s previously forecasted requirements for Harmonized Product for supply outside the Licensed Territory which AMAG is unable to fulfill from manufacturing facilities other than the Manufacturing Sites, then AMAG shall promptly establish an allocation procedure with respect to the total available supply of the Product and Harmonized Product from the Manufacturing Sites for the Licensed Territory and outside the Licensed Territory, which will provide the following allocations to Takeda:

(a)                                 First, an amount of the Product and Harmonized Product from the Manufacturing Sites sufficient to satisfy any warranty obligation to replace Non-Conforming Product which AMAG may owe to Takeda at the time of such allocation; provided, however, that if the total available supply of Product and Harmonized Product from the Manufacturing Sites is insufficient to satisfy such obligation to Takeda plus all of AMAG’s similar warranty obligations outside the Licensed Territory for Harmonized Products, then this allocation shall be made pro rata on a unit basis among all such warranty obligations.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Second, an amount of the Product and Harmonized Product from the Manufacturing Sites sufficient to satisfy any backlog from Takeda’s previous binding purchase orders for Product and Harmonized Product that AMAG may owe to Takeda at the time of such allocation; provided, however, that if the total available supply of Product and Harmonized Product from the Manufacturing Sites is insufficient to satisfy such obligation to Takeda plus all of AMAG’s similar obligations outside the Licensed Territory for Harmonized Products, then this allocation shall be made pro rata on a unit basis among all such obligations.

(c)                                  Third, a fraction of the remaining supply of the Product and Harmonized Product from the Manufacturing Sites (if any), the numerator of which fraction shall be the aggregate quantity of the Product which Takeda has projected that it will purchase from AMAG during [***], as determined by Takeda’s latest purchase orders and Commercial Supply Forecasts submitted to AMAG for such [***], and the denominator of which fraction shall be the aggregate quantity of the Product and the Harmonized Product from the Manufacturing Sites which all parties (including AMAG and Takeda) have projected that they will purchase from AMAG during the [***] and which AMAG would be expected to supply from the Manufacturing Sites, as determined by such parties’ latest binding orders and estimates (including those of AMAG itself relating to AMAG’s internal demand forecasts) submitted to AMAG for such [***].

If AMAG is prevented from providing timely deliveries of Product in accordance with Takeda’s binding forecast amounts, then:

AMAG shall promptly -and in addition to the allocation procedure described under Sections 2.5 (a), (b) and (c)- establish an allocation procedure with respect to the total available supply of AMAG’s future manufacturing slots at the Manufacturing Sites for manufacture of (i) the Product and Harmonized Product from the Manufacturing Sites for the Licensed Territory and outside the Licensed Territory and (ii) drug product of Feraheme® (ferumoxytol) Injection manufactured by AMAG for sale in the U.S.A. (“U.S.A. Drug Product”), from the Manufacturing Sites until timely deliveries of Product to Takeda are resumed.  Such allocation shall provide the following allocations of such future manufacturing slots to be devoted to the manufacture of Product for Takeda:

(d)                                 First, an amount of AMAG’s future manufacturing slots at the Manufacturing Sites sufficient to satisfy any warranty obligation to replace Non-Conforming Product which AMAG may owe to Takeda at the time of such allocation; provided, however, that if the total available supply of AMAG’s future manufacturing slots at the Manufacturing Sites is insufficient to satisfy such obligation to Takeda plus all of AMAG’s similar warranty obligations outside the Licensed Territory for Harmonized Products, then this allocation shall be made pro rata on a unit basis among all such warranty obligations; and

(e)                                  Second, an amount of AMAG’s future manufacturing slots at the Manufacturing Sites sufficient to satisfy any backlog from Takeda’s previous binding purchase orders for Product and Harmonized Product that AMAG may owe to Takeda at the time of such

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

allocation; provided, however, that if the total available supply of AMAG’s future manufacturing slots at the Manufacturing Sites is insufficient to satisfy such obligation to Takeda plus all of AMAG’s similar obligations outside the Licensed Territory for Harmonized Products, then this allocation shall be made pro rata on a unit basis among all such obligations.

(f)                                   Third, a fraction of the remaining of AMAG’s future manufacturing slots at the Manufacturing Sites, the numerator of which fraction shall be the aggregate quantity of the Product which Takeda has projected that it will purchase from AMAG during the [***], as determined by Takeda’s latest purchase orders and Commercial Supply Forecasts submitted to AMAG for such [***] and the denominator of which fraction shall be the aggregate quantity of the Product, the Harmonized Product and U.S.A Drug Product from the Manufacturing Sites which all parties (including AMAG and Takeda) have projected that they will purchase from AMAG during the [***] and which AMAG would be expected to supply from the Manufacturing Sites, as determined by such parties’ latest binding orders and estimates (including those of AMAG itself relating to AMAG’s internal demand forecasts of U.S.A. Drug Product) submitted to AMAG for such [***].  AMAG will use Commercially Reasonable Efforts to work with DSSs to re-allocate such future manufacturing slots at the Manufacturing Sites in accordance with such allocation.

Each of AMAG and Takeda shall cooperate in resolving such problems relating to the Manufacture and supply of Product under this Agreement and to reduce the impact of such circumstances.

AMAG shall use Commercially Reasonable Efforts to avoid any circumstances that would require allocation under this Section 2.5 and to reduce the impact of such circumstances as soon as reasonably practicable if they arise.  Should such circumstances arise, AMAG shall promptly notify Takeda in writing, and the Parties shall cooperate in developing a plan to avoid, resolve or reduce the impact of such problems relating to the Manufacture and supply of Product under this Agreement.  Such plan will be designed to address the period of insufficient supply of the Product occurring in the ordered and binding portions of Takeda’s then-current Commercial Supply Forecast ([***]) for the Licensed Territory according to this Section 2.5.  AMAG will use Commercially Reasonable Efforts to work with DSSs to supply timely deliveries of Product to Takeda as soon as reasonably practicable.

2.6                               Capital Equipment and Manufacturing Fees.

(a)                                 Capital Equipment Purchases Before the Supply Agreement Effective Date. Takeda shall reimburse AMAG in accordance with Section 2.6(b) for those Capital Equipment expenditures incurred after the License Agreement Effective Date and prior to the Supply Agreement Effective Date in the amounts set forth in Exhibit E.

(b)                                 Manufacturing Fees.  For any Capital Equipment to be reimbursed by Takeda in accordance with Section 2.6(a) or Section 2.6(c) or Section 2.6(d) of this Agreement, AMAG shall invoice and Takeda shall pay AMAG a fee per unlabeled vial (the “Manufacturing Fee”) determined in accordance with this Section 2.6(b), provided that such Manufacturing Fee

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall be payable as described in Section 7.2, subject to the true-up procedure described in Section 7.3(b), and subject to the remaining terms and conditions set forth in Article 7.  AMAG shall invoice Takeda for all Capital Equipment to be reimbursed in accordance with Section 7.2 of this Agreement during any given calendar year at Manufacturing Fee per vial.  For each calendar year, at the time of each shipment of Product hereunder, AMAG shall provide to Takeda a written invoice for Product supplied in such delivery with the Manufacturing Fee payable per vial of Product being equal to the average amount per vial of the total aggregate amount any Capital Equipment to be reimbursed by Takeda from the prior calendar year that would be payable hereunder if, during the course of such calendar year, Takeda purchased the number of vials forecast in the last Commercial Supply Forecast for such calendar year provided by Takeda to AMAG prior to commencement of such calendar year.

(c)                                  Capital Equipment Purchases After the Supply Agreement Effective Date.  AMAG shall notify Takeda in writing describing in detail any Capital Equipment proposed to be acquired by AMAG after the Supply Agreement Effective Date for use in supplying Product to Takeda for which Takeda would bear [***].  Takeda will be responsible to AMAG for any Capital Equipment expenditures (all without markup by AMAG) made after the Supply Agreement Effective Date to the extent attributable to AMAG’s supply of Product to Takeda for the Licensed Territory where Takeda agrees to such Capital Equipment expenditures or to the extent that such Capital Equipment purchase is reasonably necessary for the manufacture of the Product for the Licensed Territory.  Within thirty (30) Days after Takeda’s receipt of such notice, the Parties shall meet and discuss in good faith AMAG’s acquisition and use of such Capital Equipment.  For any such equipment, the Parties shall reasonably allocate between the Parties the Capital Equipment expenditures [***], in each case for the [***], and shall determine a schedule for Takeda’s payment of its portion of such Capital Equipment expenditures in accordance with Section 2.6(b) of this Agreement, provided that in any event Takeda shall pay such portion in full by no later than the end of the following fiscal year after the end of such thirty (30)-Day period.  Any dispute between the Parties over whether such Capital Equipment is reasonably necessary to the manufacture of the Product for the Licensed Territory will be resolved in accordance with Section 12.1 of this Agreement.  The Parties shall agree on a written budget for any Capital Equipment expenditure to be incurred in accordance with this Section 2.6(c).

(d)                                 Invoices.  AMAG shall include Takeda’s portion of such Capital Equipment expenditures in the invoices provided pursuant to Section 7.2, in accordance with the applicable payment schedule, and Takeda shall pay such invoices as provided in such section.

(e)                                  Risk of Loss; Insurance.  For clarity, any such Capital Equipment expenditures and Manufacturing Fees are not included in the Fully Burdened Manufacturing Cost, and all Capital Equipment will be solely owned by AMAG and/or its designee.  AMAG shall be responsible to either obtain insurance or self-insure against any losses to such Equipment.  AMAG shall be responsible for any risk of catastrophic loss (e.g., fire, flood or theft) of such Capital Equipment.  Notwithstanding the foregoing, the replacement, repair and/or servicing of any Capital Equipment due to normal wear and tear, mechanical problems or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obsolescence would be deemed Capital Equipment expenditures and reimbursement would be governed by Section 2.6(c) of this Agreement.

2.7                               New Product Configuration.  Except for Process Changes addressed in Section 3.6, if Takeda desires that AMAG supply a Product not within the scope of the Specifications, such as in a package size or dosage form specific to the Licensed Territory, (“New Product Configuration”), Takeda shall notify AMAG, and the Parties shall promptly meet and discuss in good faith such proposed New Product Configuration, a reasonable means for supplying such New Product Configuration, the terms of such supply, and a written budget for costs (all without markup by AMAG) to implement and supply such New Product Configuration with such budget to include all anticipated Third Party and AMAG internal costs.  If a budget and the terms and conditions of such supply is agreed, AMAG shall use Commercially Reasonable Efforts to satisfy Takeda’s New Product Configuration supply needs itself or through one or more DSS in accordance with such budget.  Takeda shall be solely responsible for the budgeted costs incurred by AMAG in connection with such activities; provided however, that Takeda shall not be obligated to reimburse, and AMAG shall not be obligated to conduct, any activities whose costs exceed the agreed budget.  If the implementation of the New Product Configuration results in increased profit to AMAG under this Agreement, or increased profit to AMAG on sales of the New Product Configuration outside the Licensed Territory, then the Parties will negotiate in good faith towards a reasonable allocation between the Parties of the costs borne by Takeda for the New Product Configuration and AMAG will provide a credit equal to its agreed upon allocation of such costs against amounts that become due hereunder until such credited amount is fully applied.

2.8                               Interim Product.  In addition to the amounts set forth in the Commercial Supply Forecast and ordered in accordance with Section 2.4, with respect to Product described in this Section 2.8 and in Exhibit A (collectively, the “Interim Product”) and for which (i) the quality control release by AMAG is issued no later than [***] and (ii) the variation to extend shelf life is approved by [***], the following shall apply: (a) Takeda shall be required to purchase all such Interim Product as was manufactured for use in [***] and (b) Takeda shall have the right, but not the obligation, to purchase all such Interim Product as was manufactured for use in [***], provided that Takeda provides written notice to AMAG prior to [***] of Takeda’s commitment to purchase such Interim Product as was manufactured for use in [***] (if Takeda determines not purchase such Interim Product as was manufactured for use in [***], Takeda shall provide written notice promptly to AMAG).  Takeda shall submit a purchase order for such Interim Product as was manufactured for use in [***] within [***] after the quality control release by AMAG.  For any Interim Product as was manufactured for use in [***] that Takeda purchases under this Section 2.8, Takeda shall submit purchase orders in accordance with Section 2.4, except that the delivery date for such orders shall be at least five (5) business Days after AMAG’s receipt of the purchase order.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.                                      MANUFACTURE; REGULATORY.

3.1          Quality Agreements. The Canada Quality Agreement governs the quality assurance obligations and responsibilities of the Parties with respect to the Manufacture and supply of the Product for commercial use in Canada which was ordered and supplied prior to the Effective Date of this Agreement, and the Technical Quality Agreement governs the quality assurance obligations and responsibilities of the Parties with respect to the Manufacture and supply of the Product for commercial use in the European Union and Switzerland which was ordered and supplied prior to the Effective Date of this Agreement the “Quality Agreements”).  For the future purchases and supplies of Products based on the stipulations set forth in this Agreement  the Parties shall negotiate in good faith and enter into the Restated Quality Agreement. Such Restated Quality Agreement shall generally contain the same allocation of rights and obligations  to each Party as it is assigned in the Canadian Quality Agreement and/or the Technical Quality Agreement respectively. In the event of a discrepancy between the provisions of a Quality Agreement/Restated Quality Agreementand the provisions of this Agreement or the Manufacturing SOPs, the provisions of the Quality Agreements/Restated Quality Agreement shall control with respect to terms governing quality of the Product, and the provisions of this Agreement shall control with respect to any other conflicting terms between such agreements.

3.2          Product Specifications; Testing and Customized Reference Standards.  AMAG or its designee shall test each batch of Product in accordance with the Acceptance Tests prior to shipment and shall include with each shipment of Product an original certificate of analysis confirming that such batch meets the Drug Product Specifications.  Upon receipt of Product, Takeda shall conduct applicable tests of Product in accordance with the applicable Quality Agreement and to the extent required by a Regulatory Authority in the Licensed Territory.  AMAG shall transfer to Takeda all information related to the Product reasonably necessary for and requested by Takeda to perform quality testing required by applicable Laws or a Regulatory Authority in the Territory; provided that the foregoing shall not obligate AMAG to conduct technology transfer of any methods. AMAG shall provide to Takeda reasonable quantities of any Customized Reference Standard necessary to enable Takeda to perform applicable tests of Product in accordance with the Restated Quality Agreement and to the extent required by a Regulatory Authority in the Licensed Territory.  For all Customized Reference Standards delivered to Takeda, Takeda shall promptly reimburse AMAG for [***] incurred in the course of manufacturing, testing and releasing such standards. Takeda shall monitor consumption of such Customized Reference Standards and shall order further supply of Customized References Standards from AMAG. AMAG shall deliver to Takeda Customized Reference Standards within [***] from receipt of an acceptable Purchase Order from Takeda. Delivery shall be made FCA (Incoterms 2010).  Customized Reference Standards shall be stored by Takeda in accordance with AMAG’s recommended storage conditions and used within their given expiry or retest date as provided by AMAG.

3.3          Quality Control.  AMAG will (or will ensure that its DSS will) maintain and follow a quality assurance and quality control testing program consistent with the Specifications,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

cGMP, and all other requirements of applicable Laws and consistent with the Quality Agreements (the “Quality Control Procedures”), which will include performing the applicable Acceptance Tests on each batch of Product supplied to Takeda pursuant to Section 3.2.  AMAG shall ensure that all Product supplied to Takeda hereunder is manufactured, processed, stored, tested, transported and otherwise handled in accordance with Section 8.3(i).

3.4          Regulatory Inspections.  Upon the request of any Regulatory Authority having jurisdiction over the manufacture of Product for the Licensed Territory, AMAG shall allow such Regulatory Authority access to observe and inspect AMAG’s or its DSS’ facility for manufacturing Product and procedures used for the manufacture, packaging, release and stability testing, and/or warehousing of Product and to audit such facilities for compliance with cGMP and/or other applicable Laws.  AMAG shall cooperate (and shall use Commercially Reasonable Efforts to ensure that its DSS cooperates) with any inspection by a Regulatory Authority having jurisdiction over the manufacture of Product for the Licensed Territory, whether prior to or after Regulatory Approval of a Product, and to notify Takeda of any written or oral notifications or inspection activity by any Regulatory Authority or other governmental agency or authority of competent jurisdiction that relates to the manufacture of Product supplied for the Licensed Territory to Takeda hereunder in accordance with the Quality Agreements.  The Parties agree that each Party shall have the right to have no more than three (3) representatives observe, as witnesses, any such inspection by a Regulatory Authority relating to the manufacture or testing of the Product, subject to the limitations regarding the disclosure of CMC Information set forth in this Agreement and/or the License Agreement.

3.5          Quality Assurance Audits.  The Parties’ rights and obligations with respect to quality assurance audits are as set forth in the Quality Agreements.

3.6          Change in Specifications or Manufacturing Process.

AMAG shall not make any material changes to the Specifications or to the materials, equipment, process or procedures used to manufacture Product for the Licensed Territory (“Process Changes”) without Takeda’s prior written consent, which consent shall not be unreasonably withheld or delayed.  For clarity, a material change shall be any change that must be approved by a Regulatory Authority, as described in the Restated Quality Agreement. AMAG shall manage all Process Changes in accordance with its Change Control System and the applicable Quality Agreement and shall keep Takeda informed of the progress of such changes.  Upon any change to the Specifications, the Parties shall amend the Restated Quality Agreement accordingly.

(a)           If, after the Supply Agreement Effective Date, a Regulatory Authority requires a Process Change as a condition for obtaining or maintaining Regulatory Approval for the Product in the Licensed Territory (“Regulatory required Process Change”), Takeda shall promptly notify AMAG, and the Parties shall meet and discuss how to implement such requirement.  AMAG shall use Commercially Reasonable Efforts to accommodate such Process Change and, if AMAG implements such Process Change, shall use Commercially Reasonable

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Efforts to do so in a cost-effective manner.  If, as a result of such change, the Fully Burdened Manufacturing Cost exceeds the applicable Cap or Adjusted Cap, then [***], notwithstanding anything to the contrary in this Agreement.  With respect to any expenses incurred by AMAG in connection with such Process Change that are not included in the Fully Burdened Manufacturing Cost: (i) Capital Equipment expenditures will be shared as provided in Section 2.6 and (ii) Takeda shall [***].  In addition, Takeda shall [***].

(b)           If, after the Supply Agreement Effective Date, AMAG requests a Process Change that is not required to obtain or maintain Regulatory Approval for the Product in the Licensed Territory and other than Process Changes addressed in Section 3.6(d) of this Agreement, promptly, and in any event within thirty (30) Days, following AMAG’s written notice of a proposed Process Change, the Parties shall meet and discuss such proposal in good faith.  If Takeda determines that it will not grant such consent to a Process Change, Takeda shall promptly notify AMAG following such determination, provide an explanation of its concerns and use Commercially Reasonable Efforts to cooperate with AMAG on an implementation of such Process Change that would be acceptable to Takeda, not later than forty-five (45) Days after receipt of written notice from AMAG of the proposed Process Change, however Takeda shall not be deemed to have given its consent to such requested Process Change if Takeda shall fail to provide its concerns within the forty-five Days period. If the Parties agree to make such Process Change, then AMAG shall use Commercially Reasonable Efforts to implement such Process Change in a cost-effective manner. With respect to any expenses incurred by AMAG in connection with such Process Change that are not included in the Fully Burdened Manufacturing Cost, [***].

(c)          If, after the Supply Agreement Effective Date, Takeda requests a Process Change that is not required to obtain or maintain Regulatory Approval for the Product in the Licensed Territory, the Parties shall meet and discuss such proposal in good faith.  AMAG shall use Commercially Reasonable Efforts to accommodate such Process Change and, if AMAG implements such Process Change, shall use Commercially Reasonable Efforts to do so in a cost-effective manner.  If as a result of such change, the Fully Burdened Manufacturing Cost exceeds the applicable Cap or Adjusted Cap, [***], notwithstanding anything to the contrary in this Agreement.  With respect to any expenses incurred by AMAG in connection with such Process Change that are not included in the Fully Burdened Manufacturing Cost: (i) Capital Equipment expenditures will be shared as provided in Section 2.6 and (ii) Takeda shall [***].

(d)           If, after the Supply Agreement Effective Date, either Party proposes a Process Change that is not required to obtain or maintain Regulatory Approval for the Product in the Licensed Territory, but which is in the view of the proposing Party to be deemed to create any economical advantages for both Parties (including, but not limited to, reducing the Fully Burdened Manufacturing Cost, improving reliability of supply, or reducing lead time for manufacturing) , the Parties shall meet and discuss such proposal in good faith.  AMAG shall use Commercially Reasonable Efforts to accommodate such Process Change and, if AMAG implements such Process Change, shall use Commercially Reasonable Efforts to do so in a cost-

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

effective manner.  If as a result of such change, the Fully Burdened Manufacturing Cost exceeds the applicable Cap or Adjusted Cap, then such excess costs will [***].

3.7          Compliance with Laws.  AMAG shall comply, and shall use Commercially Reasonable Efforts to ensure and to require that its DSSs shall comply, with all Laws applicable to the manufacture, processing, storage, testing, transport, disposal and other handling of Product by AMAG and its DSSs under this Agreement.  AMAG will maintain, and will require its DSS to maintain, during the term of this Agreement, all government permits, including without limitation health, safety and environmental permits, necessary for AMAG to supply the Product to Takeda in accordance with this Agreement.  Takeda shall provide AMAG with written notice of any additional regulatory requirements that relate to the manufacture of Product for the Licensed Territory.  If such requirements necessitate a change to the Specifications, the Parties shall proceed in accordance with Section 3.6.

3.8          Documentation and Samples.  Each Party shall maintain complete, accurate and authentic accounts, notes, data and records pertaining to the methods and facilities such Party uses for the manufacture, processing, testing, packing, labeling, holding and distribution (as applicable) of the Product, in accordance with applicable Laws.  Subject to AMAG’s right to limit disclosure of CMC Information in accordance with the terms of the License Agreement, each Party shall make such records available to the other Party for inspection promptly following receipt of the other Party’s written request, and shall make available to such other Party copies of such records, provided that AMAG may redact CMC Information from such records in accordance with the terms of the License Agreement.  The Parties’ rights and obligations with respect to Samples shall be as set forth in the applicable Quality Agreement.

3.9          Product Complaints.  The Parties’ responsibilities with respect to complaints and reports of adverse events relating to the Product in the Field in the Licensed Territory are set forth in the Quality Agreements and the Pharmacovigilance Agreement, respectively.

3.10        Recalls.  The Parties’ rights and obligations with respect to recalls are as set forth in Section 7.4 of the License Agreement.  Additional procedures for and consequences of recalls may be set forth in the Quality Agreements and/or the Pharmacovigilance Agreement.

3.11        Waste Handling.  With respect to handling of waste related to the Product in a Party’s control or possession (including the disposal of any Product), such Party shall be responsible at its own cost (except as otherwise provided in this Agreement or the License Agreement) to dispose of all such Product and/or related waste in conformance with the applicable material safety data sheet (“MSDS”) maintained by AMAG from time to time and all applicable Laws.  AMAG shall provide the MSDS for Drug Substance and the MSDS for Drug Product to Takeda promptly following the Supply Agreement Effective Date and promptly upon any amendments thereto.

3.12        Spoilage; Product Yield.  AMAG shall use Commercially Reasonable Efforts to avoid spoilage and minimize scrap loss of materials used in the Manufacture of the Product. Except as provided below, [***], for the type of materials and processes involved in

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Manufacturing the Product by AMAG or its DSS (which shall apply to Manufacture of the Product by AMAG or its DSS).

4.                                      DELIVERY AND ACCEPTANCE.

4.1          Delivery; Export Compliance.  For each purchase order submitted by Takeda and accepted by AMAG in accordance with Section 2.4, AMAG shall deliver to the common carrier specified by Takeda in the applicable purchase order the specified quantity of Product within five (5) Days after the delivery dates specified in the applicable purchase order.  Unless otherwise agreed by the Parties, time is of the essence for delivery of the Product in accordance with the delivery date(s) requested in Takeda’s purchase order.  Unless otherwise agreed by the Parties in writing, delivery shall be made FCA (Incoterms 2010) AMAG’s DSS’ facility or Third Party contractor’s storage warehouse set forth on Exhibit F.  As set forth in the Quality Agreements, AMAG may change any such facility or warehouse at which delivery may be made with six (6) months prior written notice to Takeda, and Exhibit F will be deemed amended at the end of such notice period (or such later date as AMAG may specify in its written notice).  AMAG will provide Product in accordance with the terms of this Agreement.  AMAG shall include with each shipment of Product (a) a batch certificate, (b) a certificate of cGMP compliance, (c) a MSDS and (d) a packing list.  At the time of each shipment, AMAG shall transmit to Takeda an electronic copy of the foregoing documents by fax or email, as directed by Takeda.  Takeda shall prepare, obtain, and maintain all necessary import and export licenses, permits or registrations relating to the Product and shall keep AMAG informed regarding the filing or maintenance of any such licenses, permits or registrations.  Takeda shall be responsible for (x) making necessary shipping arrangements and (y) all financial arrangements for shipping and handling of the Product, including freight charges, storage during transit, customs, duties, taxes, and insurance.  Title to any shipment of Product will pass to Takeda when risk of loss passes in accordance with this Section 4.1.

5.                                      DELIVERY OF NON-CONFORMING PRODUCT.

(a)           Takeda shall notify AMAG of any shipment of Product that does not conform to the Drug Product Specifications, the applicable Quality Agreement or applicable Laws by giving written notice to AMAG within (i) ten (10) Business Days after arrival of such shipment at Takeda’s delivery location at Cerano, Italy, or other delivery location specified in the applicable purchase order, for any nonconformity discoverable through reasonable visual inspection of the packaging of such shipment, and (ii) the earlier of (A) the completion of confirmatory testing of such shipment or (B) ninety (90) Days after delivery of such shipment, for all other nonconformities, including in such notice, in each case (i) and (ii), a description of the nature of the nonconformity (“Non-Conformity” or “Non-Conforming”).  Takeda shall notify AMAG in writing as promptly as reasonably practicable (but in no event later than ten (10) Business Days after completion of confirmatory testing for such shipment.  If the Non-Conformity under clause (ii) is latent and could not have been reasonably discovered by Takeda during such ninety (90)-Day period (or earlier completion of confirmatory testing) through reasonable visual inspection or the testing procedures that Takeda is required to perform under

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the applicable Quality Agreement upon receipt of such shipment, Takeda shall notify AMAG of the Non-Conformity within fifteen (15) Days after discovery.

(b)           AMAG shall notify Takeda as promptly as reasonably practicable (but in no event later than thirty (30) Days after receiving Takeda’s notice of a Non-Conformity) whether AMAG agrees that the Product is Non-Conforming.  Irrespective of whether AMAG agrees with Takeda’s assertion of a Non-Conformity, AMAG shall use Commercially Reasonable Efforts to initiate manufacturing of replacement Product for such allegedly Non-Conforming Product as soon as reasonably practicable.

(c)           If AMAG agrees that the Product is Non-Conforming, then AMAG shall replace such Non-Conforming Product as soon as reasonably practicable at no additional cost to Takeda, and except for AMAG’s indemnification obligations under Article 8, such replacement of the Non-Conforming Product shall be Takeda’s sole and exclusive remedy and AMAG’s sole obligation with respect to such Non-Conforming Product.

(d)           If AMAG disagrees that the Product is Non-Conforming, then such Product shall be submitted to a mutually acceptable Third Party laboratory as soon as reasonably practicable.  The Third Party laboratory shall determine whether such Product is Non-Conforming, and the Parties agree that such laboratory’s determination shall be final and determinative.  The Party against whom the Third Party laboratory rules shall bear all costs of the Third Party testing and all out-of-pocket costs incurred to establish and qualify the Third Party laboratory.

(e)           If the Third Party laboratory determines that the Product is Non-Conforming, then as soon as reasonably practicable, AMAG shall supply to Takeda the Product that AMAG initiated manufacturing under sub-section (d) above, at no additional cost to Takeda to the extent that Takeda has already paid for such Non-Conforming Product), and except for AMAG’s indemnification obligations under Article 8, such replacement of the Non-Conforming Product shall be Takeda’s sole and exclusive remedy and AMAG’s sole obligation with respect to such Non-Conforming Product.

(f)            If the Third Party laboratory determines that the Product is not Non-Conforming, then Takeda shall pay AMAG for the Product manufactured under sub-section (d) above and supplied to Takeda in accordance with Article 7, as well as the Product initially supplied and identified by Takeda as Non-Conforming.

(g)           Takeda shall, at AMAG’s expense, including shipping and handling, freight charges, storage during transit, customs, duties, taxes, Third Party charges for retesting for importation into Europe and insurance, return or destroy, as directed by AMAG, any Product determined to be Non-Conforming as provided in this Article 5.  Takeda shall perform any destruction of Non-Conforming Product in accordance with applicable Law, and shall, upon AMAG’s request, provide AMAG with a customary certificate of destruction attesting to the complete destruction of the subject material and providing reasonably sufficient information

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

detailing and identifying the material destroyed.  Takeda may retain a reasonable quantity of Non-Conforming Product for its own archival purposes.

6.                                      SUPPLY SECURITY

6.1          Primary Supply Chain and Second Source.  The Parties’ obligations with respect to the Primary Supply Chain and the establishment, regulatory approval and maintenance of a DSS (other than the Primary Supply Chain) for each of Drug Substance, Drug Product Intermediate and Drug Product (the “Required Sites”) are set forth in the License Agreement.

6.2          Additional Designated Second Source Suppliers or Qualification Activities.

(a)           In addition to the Primary Supply Chain and Required Sites, at any time, AMAG may propose to Takeda (i) to qualify, initiate and maintain an additional Designated Second Source Supplier or (ii) additional qualification, initiation or maintenance activities for an existing Designated Second Source Supplier, in each case (i) or (ii) as reasonably required to supply Product for the Licensed Territory or to meet increased demand for Product in the Licensed Territory.  The Parties shall promptly meet and discuss in good faith such proposal, and shall use good faith efforts to agree on whether to conduct the proposed activities and, if so, a detailed plan for implementing the proposal, including the applicable activities and timelines and expenses therefor.  The costs for implementing such proposal shall be allocated to the Parties [***], based on Takeda’s most recent forecast volumes and AMAG’s then-current estimate of Product volumes for [***].

(b)           Upon Takeda’s reasonable written request, AMAG shall use Commercially Reasonable Efforts to qualify, initiate and maintain additional DSS manufacturing facilities for Drug Substance, Drug Product Intermediate and/or Drug Product, in addition to the Required Sites.  If Takeda requests any such new DSS, Takeda shall reimburse AMAG for all costs incurred by AMAG (whether internal costs or out-of-pocket costs, all without mark up by AMAG) to qualify, initiate and maintain such additional DSS manufacturing facilities, provided that Capital Equipment expenditures shall be allocated between the Parties.  If the use of such DSS increases the Fully Burdened Manufacturing Cost to a value that exceeds the applicable Cap, Takeda shall [***] reasonably allocated pursuant to Section 2.6.

(c)           AMAG shall have the right to source Product from any DSS for supply to Takeda at any time and for any reason, subject to Takeda’s acceptance, not to be unreasonably withheld or delayed, and in accordance with the terms of this Agreement.  If AMAG’s use of any such DSS (other than the Primary Supply Chain and Required Sites) results in an increase in the Fully Burdened Manufacturing Cost of Product, such increase will be allocated to [***], based on Takeda’s most recent forecast volumes and AMAG’s then-current estimate of [***].  For clarity, the Product Price for any Product obtained by AMAG from a DSS and supplied to Takeda shall be subject to the pricing terms set forth in Section 7.1.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.3          Transfer Event.

(a)           Right to Obtain Product.  Takeda shall have the right to obtain Product for use in the Licensed Territory directly from a DSS by placing a purchase order through a contract to which AMAG is a party upon an Insolvency Event of AMAG (an “Insolvency Transfer Event”).  Upon the occurrence of a Insolvency Transfer Event, Takeda shall notify AMAG in writing of its intent to source from the DSS and shall have the right to place a purchase order with the DSS for that amount of Product that AMAG failed to supply based upon Takeda’s binding purchase orders, plus any additional amount that takes into consideration Takeda’s customer’s orders for the applicable calendar quarter and minimum batch sizes or other minimum supply requirements imposed by a DSS.  For clarity, Takeda’s rights under this Section 6.3(a) are limited solely to obtaining Product from a DSS during the duration of the Insolvency Event, and Takeda shall have no right to receive (or provide to any Third Party) any AMAG Know-How related to Manufacturing of the Product except as otherwise expressly provided in the License Agreement or to the extent that disclosure of AMAG Know-How is reasonably required for Takeda to Finish the Product.  [***].

(b)           Cost Sharing.  If Takeda purchases Product from a DSS following an Insolvency Transfer Event as provided in Section 6.3(a), the Parties shall [***].  Takeda shall invoice AMAG [***] on a quarterly basis, providing reasonable documentation therefor, and AMAG shall pay each such invoice within thirty (30) Days after receipt thereof.

(c)           Purchase Resumption.  Promptly following the resolution of the deficiency(ies) causing the Insolvency Transfer Event, Takeda shall use Commercially Reasonable Efforts to [***]) within a reasonable time period after AMAG: (i) reasonably demonstrates that it is able to supply Product in accordance with the terms of this Agreement and Takeda’s most recent Commercial Supply Forecast provided under Section 2.2 and (ii) [***] of Drug Product exclusive to Takeda, taking into account any residual Product purchase and other obligations of Takeda to the DSS.

(d)           Exclusive Remedy.  So long as AMAG (i) uses Commercially Reasonable Efforts to meet Takeda’s forecasted demand for Product as set forth in Takeda’s forecasts provided under Section 2.2 and (ii) uses Commercially Reasonable Efforts to work with DSSs to supply Product to Takeda (including using Commercially Reasonable Efforts to manage demand and supply of the Product, taking into account the demand for Product for the Licensed Territory and outside the Licensed Territory), Takeda’s right to place purchase orders for Product with a DSS under Section 6.3(a) and the cost sharing provided under Section 6.3(b) shall be Takeda’s sole and exclusive remedy, and AMAG’s sole liability, for AMAG’s failure to supply as set forth in Sections 6.3(a); provided, however, that the foregoing remedy shall not be the sole and exclusive remedy if such failure to supply is caused by AMAG’s or its DSS’s (x) failure to comply with applicable Laws relating to the Manufacture of the Product or (y) gross negligence or willful misconduct.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)           Termination of Exclusive Supply.  If [***] following an Insolvency Transfer Event, AMAG is unable to meet Takeda’s demand for Product as set forth in Takeda’s most recent Commercial Supply Forecast provided under Section 2.2, then Takeda shall have the right [***].  In such event, AMAG shall no longer be obligated to supply Product to Takeda (and Takeda shall no longer be obligated to purchase Product from AMAG), and Takeda will have the right to purchase all of its requirements of the Product directly from a DSS.  AMAG shall reasonably cooperate with Takeda in the transition to the DSS.  In addition, at Takeda’s written request, AMAG shall undertake promptly, using Commercially Reasonable Efforts, to identify, qualify and maintain one or more new DSSs reasonably acceptable to the Parties to supply Product and Drug Substance for Product.  All costs and expenses for such identification, qualification and maintenance shall be allocated to Takeda and AMAG, respectively, [***], based on Takeda’s most recent forecasts provided under Section 2.2 and AMAG’s then-current estimate of [***].  The Parties shall use good faith efforts to agree on a reasonable allocation of such costs and expenses.

7.                                      PRICES AND PAYMENT.

7.1          Price.  For all Product delivered to Takeda pursuant to this Agreement, Takeda shall pay to AMAG a price per unlabeled vial determined in accordance with this Section 7.1 (the “Product Price”), provided that such amount shall be payable as described in Section 7.2, subject to the true-up procedure described in Section 7.3, and subject to the remaining terms and conditions set forth in this Article 7:

(a)           Initial Price Period.  For all Product ordered by Takeda [***] period following the License Agreement Effective Date (the “Initial Price Period”):

(i)            if the Fully Burdened Manufacturing Cost of Product ordered by Takeda is [***], as set forth in Exhibit C ( as applicable [***], the “Cap”) then the Product Price for such Product shall equal the [***]; and

(ii)           if the Fully Burdened Manufacturing Cost of Product ordered by Takeda is [***], except as provided in Section 3.6.

(b)           Extended Price Period.  For all Product ordered by Takeda during the [***] period following the Initial Price Period (such [***] period, the “Extended Price Period”), the Product Price shall be calculated as described above for the Initial Price Period, but subject to the adjustment described in this Section 7.1(b).

(i)            At the end of the Initial Price Period, AMAG shall determine the [***] used to calculate the Fully Burdened Manufacturing Cost for Product at the beginning of each [***] after the License Agreement Effective Date ([***] , the “Baseline Materials Cost”).  At the beginning of each [***] in the Extended Price Period, AMAG shall determine the [***] used to calculate the Fully Burdened Manufacturing Cost for Product ordered in such [***] (the “[***] Materials Cost”).  If, in any such [***], the difference between the [***] and the [***], then (A) AMAG shall determine the “Adjusted Cap” for such [***], and (B) the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Product Price for such [***] shall be as described in Section 7.1(a), with the Adjusted Cap substituted for the Cap.  AMAG shall notify Takeda in writing of the Baseline Materials Cost, [***] Materials Cost and any Adjusted Cap promptly after calculation thereof. AMAG will use the Adjusted Cap in the true-up calculation as described in Section 7.3

(ii)           Notwithstanding Section 7.1(b)(i), if AMAG first supplies Product to Takeda from a particular DSS during the [***] after the License Agreement Effective Date (such DSS, the “New DSS”), then (A) a different Adjusted Cap shall apply to Product supplied by the New DSS and Product supplied by AMAG or any other DSS during the Extended Price Period, (B) the Baseline Materials Cost and Adjusted Cap will be determined on a supplier-by-supplier basis, (C) the Baseline Materials Cost for the New DSS will equal the [***] at the beginning of [***] (the “Baseline Period”), and (D) the Cap will apply to the New DSS during the Baseline Period, and the Adjusted Cap for the New DSS will be calculated at the beginning of [***] after the Baseline Period and each [***] thereafter during the Extended Price Period.

(c)           After Extended Price Period.  The Product Price for all Product ordered by Takeda after the Extended Price Period shall equal [***].  Following the Extended Price Period, AMAG shall use Commercially Reasonable Efforts to reduce [***].

(d)           Clarifications.  To the extent reasonably practicable, the Product Price for all Product ordered by Takeda shall be consistent with [***].  Notwithstanding the foregoing in Sections 7.1(a) and (b), in the event of force majeure under Section 12.10 during the Initial Price Period or Extended Price Period, the Product Price for Product ordered during such force majeure event shall equal [***].

7.2          Method of Payment.  AMAG shall invoice Takeda for all Product delivered hereunder during any given calendar year at a single price per vial as described in this Section 7.2 (and a per vial Manufacturing Fee in accordance with Section 2.6 of this Agreement).  For each calendar year, at the time of each shipment of Product hereunder, AMAG shall provide to Takeda a written invoice for Product supplied in such delivery with (i) a Manufacturing Fee per vial of Product in accordance with Section 2.6 of this Agreement and (ii) the amount payable per vial of Product being equal to the average amount per vial that would be payable hereunder if, during the course of such calendar year, Takeda purchased the number of vials forecast in the last Commercial Supply Forecast for such calendar year provided by Takeda to AMAG prior to commencement of such calendar year and the applicable price for such vials determined in accordance with Section 7.1.  All payments due hereunder by one Party to the other Party shall be paid in United States dollars not later than [***] following the receipt of the applicable invoice.  Payment shall be made by wire transfer of immediately available funds into a deposit account designated by a Party from time to time.  If a Party does not receive payment of any sum due to it on or before the due date, simple interest shall thereafter accrue on the sum due until the date of payment at the per annum rate of [***] over the then-current [***] or the maximum rate allowable by applicable Laws, whichever is lower.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.3                               Annual True-Up.

(a)                                 Purchase Price True-Up.  Within sixty (60) Days after the end of each calendar year, AMAG shall provide to Takeda a report detailing (i) the total number of vials of Product delivered by AMAG in such calendar year, (ii) a calculation of the aggregate Purchase Price for such Product as calculated under Section 7.1, and (iii) the actual aggregate amount invoiced by AMAG and paid by Takeda for Product delivered in such calendar year.  If the total amount invoiced and paid (i.e., the total amount described in the foregoing clause (iii)) is [***] (ii)), then AMAG shall invoice and Takeda shall pay [***] to AMAG in accordance with Section 7.2. If the total amount invoiced and paid (i.e., the total amount described in the foregoing clause (iii)) [***] (ii)), then AMAG shall credit [***] to the next invoice(s) issued to Takeda under Section 7.2 for Product delivered during the next calendar year until [***] is fully applied.  By way of an illustrative example, [***].  Notwithstanding any other section of this Agreement, AMAG shall have the right to off-set any credits owed by AMAG to Takeda under this Section 7.3(a) in connection with [***] against (i) any amounts owed by Takeda to AMAG in connection with [***] and (ii) any amounts then owed by Takeda to AMAG against [***].

(b)                                 Manufacturing Fees True-Up.  Within sixty (60) Days after the end of each calendar year, AMAG shall provide to Takeda a report detailing (i) the [***] for Product delivered in such calendar year, and (ii) the total amount of [***] in such calendar year in accordance with [***].  If the total amount invoiced and paid (i.e., the total amount described in the foregoing clause (i)) [***] to be reimbursed by Takeda in such calendar year (i.e., the total amount described in the foregoing clause (ii)), then AMAG shall credit [***] to the next invoice(s) issued to Takeda under Section 7.2 for Product delivered during the next calendar year until [***] is fully applied.  If the total amount invoiced and paid (i.e., the total amount described in the foregoing clause (i)) [***] to be reimbursed by Takeda in such calendar year (i.e., the total amount described in the foregoing clause (ii)), then AMAG shall invoice and Takeda shall pay [***] to AMAG in accordance with Section 7.2.  Notwithstanding any other section of this Agreement, AMAG shall have the right to off-set any credits owed by AMAG to Takeda under this Section 7.3(b) in connection with the [***] against (i) any amounts owed by Takeda to AMAG in connection with the [***] and (ii) any amounts then owed by Takeda to AMAG against the aggregate of Capital Equipment expenditures to be reimbursed by Takeda that were incurred by AMAG in that particular calendar year or the prior calendar year.

7.4                               Taxes.  The Parties will cooperate and use commercially reasonable efforts to minimize the imposition of value added, sales, excise, and other taxes and government charges on the sale and delivery of Product purchased by Takeda.  Takeda will be responsible for payment of any and all taxes (other than taxes based upon the income of AMAG) (including applicable value added, sales, use or similar consumption taxes imposed, and for any customs or import duties, tariffs or taxes imposed as a result of the purchase, sale, use, importation or delivery destination of Product as specified by Takeda.  In the event that any payment made under this Agreement is subject to a deduction and withholding of any tax, [***].  Takeda shall timely pay over to the appropriate tax authority for the account of AMAG, the amount of tax deducted and withheld from the payment made to AMAG. Takeda will promptly provide AMAG

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with an original receipt or other documentation satisfactory to AMAG evidencing payment of the tax to the tax authority.  Takeda and AMAG will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other applicable Laws, in order to enable Takeda to reduce or eliminate the amount of any tax that must be deducted and withheld from any payment made to AMAG under this Agreement.  In the event AMAG recovers any tax amounts previously deducted or withheld, all such tax amounts that are recovered by AMAG (net of any out-of-pocket expenses paid by AMAG to recover such tax amounts) shall be promptly paid by AMAG to Takeda.

7.5                               Records; Audits.  AMAG shall maintain complete and accurate records in sufficient detail to permit Takeda to confirm the accuracy of the Fully Burdened Manufacturing Costs, Baseline Materials Cost and [***] Materials Cost under this Agreement and to verify AMAG’s compliance with Sections 2.1, 3.12 and 7.1(d), and Takeda shall maintain complete and accurate records in sufficient detail to permit AMAG to confirm the accuracy of any amounts paid to Takeda under Section 6.3(b) and to confirm Takeda’s compliance with its obligations under Section 2.2 to provide a Commercial Supply Forecast that is reasonably consistent with its projected commercial sales of the Product on a quarterly basis.  Upon reasonable prior notice, such records shall be available during regular business hours for a period of three (3) years from the creation of individual records for examination, not more often than once each Fiscal Year, by an independent certified public accountant selected by the other Party and reasonably acceptable to the audited Party, for the sole purpose of verifying the accuracy of such amounts invoiced, AMAG’s compliance with Sections 2.1, 3.12 and 7.1(d), and Takeda’s compliance with Section 2.2.  Any such auditor shall not disclose the audited Party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the invoices issued by such Party or the amount of payments due by a Party under this Agreement, confirm AMAG’s compliance with Sections 2.1, 3.12 and 7.1(d) or confirm Takeda’s compliance with Section 2.2. Any amounts shown to be owed but unpaid (and not otherwise the subject of a good faith dispute by a Party) shall be paid within [***] from the accountant’s report, plus interest (as set forth in Section 7.2) from the original due date.  Any amounts showed to have been overpaid (and not otherwise the subject of a good faith dispute by a Party) will be refunded within [***] from the accountant’s report.  The auditing Party shall bear the full cost of such audit involving payments of amounts owed hereunder unless such audit discloses an overpayment by the auditing Party or underpayment by the audited Party during the applicable Fiscal Year of more than [***] of the amount due, in which case the audited Party shall bear the full cost of such audit.

7.6                               Harmonization.

(a)                                 [***]

(b)                                 [***]

(c)                                  [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)                                 [***]

8.                                      REPRESENTATIONS AND WARRANTIES

8.1                               Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party as of the Supply Agreement Effective Date as follows:

(a)                                 Such Party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) has the power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not materially adversely affect such Party’s ability to perform its obligations under this Agreement.

(b)                                 Such Party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.  This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms, except as such enforcement may be affected by bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor’s rights generally and except for general principles of equity.

(c)                                  All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with this Agreement have been obtained, except for those that cannot be obtained prior to the filing or approval of a Marketing Authorization Application for the Product.

(d)                                 The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable Laws or any material contractual obligation of such Party and (ii) do not materially conflict with, or constitute a material default or require any consent under, any material contractual obligation of such Party.

8.2                               No Debarment.  In the course of Manufacturing the Product, each Party shall not use, during the term of this Agreement any employee, contractor or consultant who has been debarred by any Regulatory Authority, or, to such Party’s Best Knowledge, is the subject of debarment proceedings by a Regulatory Authority. Each Party shall notify the other Party promptly upon becoming aware of any employee, contractor or consultant who has been debarred or is the subject of debarment proceedings by any Regulatory Authority.

8.3                               Limited Warranty.  AMAG warrants that Product at the time of delivery to Takeda will: (i) be manufactured, tested and released in accordance with the Specification as set forth in the applicable Quality Agreement, cGMP, applicable Laws and the applicable Quality Agreement, (ii) not be adulterated or misbranded within the meaning of the FD&C Act or other

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

applicable Laws, (iii) conforms to the applicable Drug Product Specifications, and (iv) be delivered not later than six (6) months from the date of manufacture of such Product; provided that (A) Interim Product are known to have a manufacturing date of as set forth on Exhibit A (and Section 8.3(iv) shall not apply to such Interim Product), and (B) in the event of a quality investigation of any Product, such Product will be delivered not later than eight (8) months from the date of manufacture of such Product unless otherwise agreed to by the Parties in writing.

8.4                               Warranty Disclaimer.  EXCEPT AS EXPRESSLY PROVIDED IN THE LICENSE AGREEMENT AND THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY.

9.                                      INDEMNIFICATION; LIMITATION OF LIABILITY.

9.1                               Indemnity.  In addition to the Parties’ indemnification rights and obligations under Article 11 of the License Agreement for activities other than the Manufacture of Product, the Parties’ shall have the following rights and obligations:

(a)                                 Indemnification by AMAG.  AMAG shall defend, indemnify, and hold Takeda and its Affiliates and their respective officers, directors, employees, and agents (the “Takeda Indemnitees”) harmless from and against any and all Third Party claims, suits, proceedings, damages, expenses (including court costs and reasonable attorneys’ fees and expenses), and recoveries (collectively, “Claims”) to the extent that such Claims arise out of, are based on, or result from: (i) AMAG’s or its Affiliates’ or DSS’ willful misconduct or gross negligence with respect to the Manufacture of Product; or (ii) AMAG’s breach of its obligations, warranties, representations or covenants under this Agreement.  The foregoing indemnity obligation shall not apply to the extent (x) that the Takeda Indemnitees fail to comply with the indemnification procedures set forth in Section 9.1(c) and AMAG’s defense of the relevant Claims is materially prejudiced by such failure, or (y) of any Claim for which Takeda is required to indemnify any AMAG Indemnitee under this Agreement or the License Agreement.

(b)                                 Indemnification by Takeda.  Takeda shall defend, indemnify, and hold AMAG and its Affiliates and its DSS and their respective officers, directors, employees, and agents (the “AMAG Indemnitees”) from and against any and all Claims to the extent that such Claims arise out of, are based on, or result from: (i) Takeda’s or its Affiliates’ or contract manufacturers’ Manufacture of Product; or (ii) Takeda’s breach of its obligations, warranties, representations or covenants under this Agreement.  The foregoing indemnity obligation shall not apply to the extent (x) that the AMAG Indemnitees fail to comply with the indemnification procedures set forth in Section 9.1(c) and Takeda’s defense of the relevant Claims is materially prejudiced by such failure, or (y) of any Claim for which AMAG is required to indemnify any Takeda Indemnitee under this Agreement or the License Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  Indemnification Procedures.  The Party claiming indemnity under this Section 9.1 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) in a reasonably timely manner after learning of such Claim.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Claim for which indemnity is being sought.  The Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense; provided, however, the Indemnifying Party shall have the right to assume and conduct the defense of the Claim with counsel of its choice.  The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Party, not to be unreasonably withheld or delayed, unless the settlement involves only the payment of money.  The Indemnified Party shall not settle any such Claim without the prior written consent of the Indemnifying Party.  If the Indemnifying Party does not assume and conduct the defense of the Claim as provided above, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (ii) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Section 9.1.

9.2                               Limitation of Liability.  NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.2 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF THE PARTIES UNDER THIS ARTICLE 9 OR UNDER ARTICLE 11 OF THE LICENSE AGREEMENT, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 10 OR UNDER ARTICLE 12 OF THE LICENSE AGREEMENT.

10.                               CONFIDENTIALITY.

10.1                        Confidentiality.  The Parties agree that any Confidential Information (as defined in the License Agreement) of a Party disclosed by such Party to the other Party under this Agreement shall be deemed to have been disclosed under the License Agreement and shall be subject to all the rights and obligations of the Parties under the provisions of Article 12 and, if applicable, Section 5.1(b), of the License Agreement.  For clarity, Takeda agrees and acknowledges that the Specifications and the Acceptance Tests are the Confidential Information of AMAG.

11.                               TERM AND TERMINATION.

11.1                        Term.  This Agreement shall commence on the Supply Agreement Effective Date and shall continue in effect until the expiration or termination of the License Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.2                        Surviving Obligations.  Termination or expiration of this Agreement shall not (a) affect any other rights of either Party that may have accrued up to the date of such termination or expiration or (b) relieve Takeda of its obligation to pay to AMAG sums due in respect of firm orders of Product submitted prior to termination or expiration of this Agreement.  The provisions of ARTICLES 5, 9, 10 and 12 and Sections 3.8, 7.5, 8.4 and 11.2 shall survive the termination or expiration of this Agreement.

12.                               GENERAL TERMS.

12.1                        Dispute Resolution.  Except as expressly provided in Section 5(c) of this Agreement and subject to Sections 14.5 and 14.6 of the License Agreement, any dispute between the Parties arising out or relating to this Agreement or any Quality Agreement that the Parties are unable to resolve within [***] after such dispute is first identified by either Party in writing to the other, shall be referred by the Parties to the Designated Executive for each Party for attempted resolution by good faith negotiations within [***] after such notice is received.  If any such dispute is not resolved by such Designated Executives within such period, either Party may at any time thereafter invoke the ADR provisions set forth in Exhibit E to the License Agreement.

12.2                        Independent Contractors.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way.  Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

12.3                        English Language; Governing Law.  This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.  This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, United States of America, without giving effect to any choice of law principles that would require the application of the laws of a different state.  The UN Convention on Contracts for the International Sale of Goods is expressly disclaimed.

12.4                        Notice.  Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 12.4, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable courier service, or (b) five (5) business Days after mailing, if mailed by first class certified or registered airmail, postage prepaid, return receipt requested.

If to AMAG:	AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

USA
Attn: General Counsel

AMAG Pharmaceuticals, Inc.
1100 Winter Street
Waltham, MA 02451
USA
Attn: Chief Business Officer

With a copy to:	Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
USA
Attn: Stuart Cable, Esq.

If to Takeda:	Takeda Pharmaceuticals International GmbH
Thurgauerstrasse 130
CH-8152 Glattpark-Opfikon (Zurich)

Takeda Pharma A/S
Langebjerg 1
4000 Roskilde
Denmark
Attn: Operations External Supply

Takeda Pharmaceuticals International GmbH
Corporate Legal
Thurgauerstrasse 130
CH-8152 Glattpark-Opfikon
Switzerland
Attn: General Counsel

12.5                        Severability.  If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

12.6                        No Waiver.  Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

12.7                        Entire Agreement.  This Agreement and the exhibits attached hereto, along with the License Agreement and the Letter Agreement, constitute the entire, final, complete and exclusive agreement between the Parties and supersede all previous agreements or representations, written or oral, with respect to the subject matter of this Agreement, including the Interim Agreements, which are hereby terminated in accordance with their terms.  This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each Party.

12.8                        Nonassignability; Binding on Successors.  Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to its Affiliates or to a Third Party successor to substantially all of the business of such Party in connection with a Change of Control of such Party under which the License Agreement is assigned or transferred to such Third Party.  Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations.  Any permitted assignment shall be binding on the successors of the assigning Party.  Any assignment or attempted assignment by either Party in violation of the terms of this Section 12.8 shall be null, void and of no legal effect.

12.9                        Performance by Affiliates.  Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates, including, in the case of TPC, Takeda.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate. The Parties agree and acknowledge the confirmation of TPC with respect to such obligation in the Letter Agreement.

12.10                 Force Majeure.  Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

circumstances). If a force majeure persists for more than [***], then the Parties will discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such force majeure.

12.11                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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SIGNATURE PAGE TO SUPPLY AGREEMENT

IN WITNESS WHEREOF, each Party has caused this Supply Agreement to be signed and delivered by its duly authorized officer or representative as of the Supply Agreement Effective Date.

AMAG PHARMACEUTICALS, INC.

By:	/s/ William K. Heiden

Name: William K. Heiden

Title: President and Chief Executive Officer

Date: 2/7/14

TAKEDA PHARMACEUTICALS INTERNATIONAL GMBH

By:	/s/ Dr. Barthold Piening

Name: Dr. Barthold Piening

Title: Executive Vice President Operations

By:	/s/ Alexander Maechler

Name: Alexander Maechler

Title: Senior Director Corp. Legal

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EXHIBIT A

INTERIM PRODUCT BATCHES

Region	Lot #	Lot Size	Mfg date Mon/YR	AMAG Release Status	Vials with Takeda
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

COMMERCIAL SUPPLY FORECASTING

[***]

C-1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

PRODUCT PRICE DURING INITIAL PRICE PERIOD

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

D-1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

MINIMUM ORDER QUANTITY

Regulatory Jurisdiction	Minimum Order Quantity
Canada Switzerland European Union	[***]
All other countries and regions of the Licensed Territory	[***], unless agreed otherwise by the Parties in writing

E-1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

CAPITAL EQUIPMENT EXPENDITURES

[***]

F-1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

LOCATIONS OF DSS AND THIRD PARTY CONTRACTOR WAREHOUSE

DSS and Third Party Contractor Warehouse	Locations
Drug Substance & Drug Product Intermediate	SAFC 3300 South Second St. Saint Louis, MO 63118 USA

Drug Product	DSM 5900 Martin Luther King Jr. Hwy Greenville, NC 27834 USA

Third Party Warehouse

PACKAGING COORDINATOR’S INC.

(successor in interest to Catalent Pharma Solutions)

3001 Red Lion Road

Philadelphia, PA 19114

USA

PACKAGING COORDINATOR’S INC.

(successor in interest to Catalent Pharma Solutions)

2200 Lake Shore Drive

Woodstock, IL, 60098

USA

G-1